UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 21, 2004

                               IAC/INTERACTIVECORP
               (Exact name of Registrant as specified in charter)

           DELAWARE                  0-20570                 59-2712887
(State or Other Jurisdiction     (Commission File          (IRS Employer
    of Incorporation)                  Number)         Identification No.)


              152 WEST 57TH STREET, NEW YORK, NY              10019
            (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (212) 314-7300



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On December 21, 2004, IAC/InterActiveCorp ("IAC") announced that its Board of Directors has approved a spin-off plan to separate IAC into two publicly traded companies: (1) Expedia and (2) IAC. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a transcript of a conference call held in connection with that announcement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Conference Call Transcript, dated December 21, 2004.[GRAPHIC OMITTED]


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             IAC/INTERACTIVECORP

                                             By:  /s/ Gregory R. Blatt
                                                -------------------------------
                                                Name: Gregory R. Blatt
                                                Title: Senior Vice President a
                                                       General Counsel

     Date: December 21, 2004


EXHIBIT INDEX

     Exhibit 99.1 -- Conference Call Transcript, dated December 21, 2004
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